UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 20, 2009

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glover Avenue

P.O. Box 4505

Norwalk, Connecticut 06856-4505

(Address of principal executive offices, including zip code)

(203) 968-3000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 23, 2009, Xerox Corporation (“Xerox”) and Affiliated Computer Services, Inc. (“ACS”) issued a joint press release, a copy of which is attached as Exhibit 99.1 to this report on Form 8-K. A copy of the Stipulation dated November 20, 2009 referenced in the press release is attached as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Xerox Corporation and Affiliated Computer Services, Inc. Joint Press Release dated November 23, 2009.

99.2	Stipulation dated November 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XEROX CORPORATION

Date: November 23, 2009

	By:	/S/ DOUGLAS H. MARSHALL
	Name:	Douglas H. Marshall
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Xerox Corporation and Affiliated Computer Services, Inc. Joint Press Release dated November 23, 2009.

99.2	Stipulation dated November 20, 2009.